                                                                    Exhibit 32.2



                          Hollinger International Inc.
                Certification Pursuant to 18 U.S.C. Section 1350
                       As Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002



         In connection with the annual report of Hollinger International Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory A. Stoklosa, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:



         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



         Date:  March 31, 2006



                                               /s/  Gregory A. Stoklosa
                                               ---------------------------------
                                               Name:  Gregory A. Stoklosa
                                               Title: Vice President and Chief
                                                      Financial Officer


         A signed original of this written statement required by Section 906 has been provided to Hollinger International Inc. and will be retained by Hollinger International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.